UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2011
MIDDLEBROOK PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50414	52-2208264

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Village Circle, Suite 545, Westlake, Texas	76262

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 837-1200
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On January 19, 2011, MiddleBrook Pharmaceuticals, Inc. (the “Company”) filed its unaudited monthly operating report (the “Monthly Operating Report”) for the period December 1, 2010 through December 31, 2010 with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), case number 10-11485. A copy of the Monthly Operating Report is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the United States Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”). The financial information contained in the Monthly Operating Report is preliminary and unaudited and does not purport to show the Company’s financial statements in accordance with generally accepted accounting principles (“GAAP”) and, therefore, may exclude items required by GAAP. The Monthly Operating Report also does not include footnotes that would ordinarily be contained in the financial statements in the Company’s quarterly and annual reports filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Monthly Operating Report contains information for periods that may be shorter or otherwise different from those contained in reports required pursuant to the Exchange Act. The financial information has not been reviewed or otherwise verified for accuracy or completeness by the Company’s independent registered public accountants, and there can be no assurance that the Monthly Operating Report is complete. The Company cautions readers not to place undue reliance on the Monthly Operating Report, which may be subject to revision. The Monthly Operating Report is in the format required by the Bankruptcy Court and the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.
The information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
On November 4, 2010, the Company filed the Debtor’s Plan of Liquidation and the Disclosure Statement for the Debtor’s Plan of Liquidation with the Bankruptcy Court. On December 30, 2010, the Company filed the Debtor’s Modified Plan of Liquidation (the “Modified Plan”) with the Bankruptcy Court. An order confirming the Modified Plan was entered by the Bankruptcy Court on December 30, 2010, and the Modified Plan became effective on January 3, 2011.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Monthly Operating Report for the Period from December 1, 2010 to December 31, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBROOK PHARMACEUTICALS, INC.
Date: January 19, 2011	By:	/s/ Ronald Glass
Ronald Glass
Plan Administrator

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Monthly Operating Report for the Period from December 1, 2010 to December 31, 2010